                                    Exhibit E

                             AUDIT AND RELATED FEES
                                Fiscal Year 2005

                                     AUDIT RELATED
                       AUDIT FEES    FEES             TAX FEES    ALL OTHER FEES    TOTAL
                       ----------    -----            --------    --------------    -----
The Reserve Fund
Reserve Tax-
Exempt Trust
Reserve New
York Tax-Exempt
Trust
Reserve
Municipal
Money-Market
Trust
Hallmark Equity
Series Trust
Hallmark
Investment Series
Trust

                                Fiscal Year 2004

                                     AUDIT RELATED
                       AUDIT FEES    FEES             TAX FEES    ALL OTHER FEES    TOTAL
                       ----------    -----            --------    --------------    -----
The Reserve Fund
Reserve Tax-
Exempt Trust
Reserve New
York Tax-Exempt
Trust
Reserve
Municipal
Money-Market
Trust
Hallmark Equity
Series Trust
Hallmark
Investment Series
Trust